PATRICK A. SEYMOUR
        P.O. BOX 328 PARK CITY, UT 84060  (248) 761.1959
            INTERNET ADDRESS: PSEYMOUR@IISINCORP.COM

PROFILE   *    19 years experience in the areas of: management, business
               development, consulting, large-scale project management, multi-platform systems design, development and data integration, instructional design and facilitation.

          * International, multi-cultural business acumen achieved through consulting, managing, and training Fortune 500 corporations in the United States, Asia, Canada, Australia, and the United Kingdom.

          * Entrepreneurial ability demonstrated by building new departments, growing employees and managing business units.

          * Profit and goal orientation demonstrated by achieving objectives such as high profit margins, reduced costs and increased market share.

          * Seasoned negotiator experienced in building relationships with clients, manufacturers, and strategic partners.

          * Designer, developer and implementer of technology that bridge business requirements to collaborative solutions.

          * Professional presenter experienced in boardroom proposals, public speaking, and classroom training.

          * Experienced workflow analyst, skilled in determining workflows, understanding data relationships and data migration issues.

          * Leadership skills recognized by peers through Manager of the Year and Team Leader honors.


PROFESSIONAL   VP OF SALES & OPERATIONS             AUGUST 2002 TO PRESENT
EXPERIENCE     Innovative Information Systems, Inc.

          * Researched American, European and Asian wireless markets to develop sales, marketing and reseller strategies for a start-up wireless application development company.

          * Prepared a three-year business plan to secure operational capital and to create an outline for sales and marketing activities.

          * Established strategic alliances and partner agreements with industry leaders such as Hewlett-Packard, IBM and Toshiba, which extended sales and distribution channels.

          * Developed and executed a three tier tactical and strategic sales plan, which not only provided revenue streams for IIS, but also complimented our clients existing products.

          * Prepared branding, marketing and public relations strategies that refined and communicated our value proposition to consumers and manufacturers of mobile devices.

          * Managed outsourcing contracts and resources to companies requiring wireless application development.


                 PRINCIPLE                       DECEMBER 2000 TO AUGUST 2002
                 Seymour Consulting Services

          * Consulted with start-up organizations in the development and implementation of innovative products and services positioned to succeed in a recessionary I.T. market.

          * Provided strategic and tactical direction in the branding and marketing of Internet services.

          * Established methodologies for the recruiting, screening and retention of business associates and new employees.

               Sr. Practice Manager        September 1999 to December 2000
                 Sybase Inc.                         Western North America

          * Managed a professional service practice for the western region of the United States.

          * Responsible for the development of new business, products, profitability, and people.

          *    Managed a P&L of over $6M and all client engagements.

          * Achieved sales of $5M, profitability of 30%, utilization of 72% and employee retention greater than the industry average.

          *    Reduced outstanding A/R to zero within 90 days.

          * Increased customer satisfaction in the areas of application performance and executive-level communications.

          * Recognized for contributing to corporate "operational excellence" programs.


               PRACTICE MANAGER                     APRIL 1999 TO JULY 1999
               Lotus Development Corporation                 Southfield, MI

          *    Closed $327,000 worth of business in first sixty days.

          * Developed a pipeline of $765,000 worth of business within ninety days.

          * Resigned at 90-day review due to misrepresentation upon hiring of the following: the nature and history of the position, account conditions and expectations, and the scope of responsibility and authority.

               BUSINESS DEVELOPMENT MANAGER,     JUNE 1997 TO NOVEMBER 1998
               CENTRAL REGION
               ENTEX Information Services                        Denver, CO

          * Negotiated a National Partner Agreement with IBM, which contributed three million dollars to the company's bottom line in the first year.

          * Developed a national professional service practice. Cultivated new business opportunities within 8 cities in the central region of the United States, resulting in two million dollars in contracts in the first year.

          * Oversaw senior managers and product engineers to insure quality and delivery of products and services within contracted budgets and deadlines.

          * Created a training curriculum, certifying 92 engineers and consultants on strategic collaborative and middleware products.

          * Designed a methodology for the delivery of consulting practices, which provided successful implementation of solutions and supported quality improvements.

               OWNER/PARTNER                      OCTOBER 1993 TO MAY 1997
               The Impact Group                      Western North America
               Lotus Notes Development

          * Principal/Partner of a consulting company which implemented collaborative solutions in legal, medical, telecommunications, insurance, financial, computer software and retail industries.

          * Large scale international project manager. Oversaw data migrations to mission critical Notes applications for legal and insurance corporations in North America, Australia, and the United Kingdom.

          * Involved in contract negotiations, developed project plans, designed pilot programs, managed resources, and facilitated implementations and communications.

          * Developed and executed marketing strategies which fostered corporate relationships and Lotus Business Partnerships.

          * Implemented and evaluated contracted solutions, measured customer satisfaction and cultivated opportunities for additional projects.

                 Implementation and Education

          * Developed training division which established and administered national certification programs.

          * Designed and coordinated implementation procedures (pilot through production) for extended-enterprise applications.

                  Network Analysis and Data Migration

          * Designed and implemented multi-platform connectivity solutions.

          * Coordinated and managed projects for University departments requesting campus-wide and Internet connectivity.

          * Possess technical and user-level familiarity with Apple, IBM, and UNIX applications, LAN and WAN operating environments, and connectivity protocols.


               MANAGER, TRAINING DEPARTMENT       AUGUST 1991 TO AUGUST 1993
               LINC Computer, Inc.                              Tokyo, Japan

          *    Created a new department for my company.

          * Launched new products and services, increasing market share and profitability, and enhancing corporate image in a competitive and recessionary market.

          * Achieved the second highest profit margin of any department within the company.

          * Developed business partner relationships with national and international solution providers.

          * Managed a staff who developed and taught computer related courses to multinational clients.

          * Designed, implemented and evaluated multi-cultural training programs for corporate staff. Training included product knowledge, company policies and procedures, inter-cultural communication and team building.

          * Facilitated in-house orientations as well as management and employee review programs.

          *    Elected Team Leader by co-workers.

               CORPORATE ACCOUNT SALES              DECEMBER 1984 TO JULY 1991
               ComputerLand                             Fort Collins, Colorado

          * Managed major corporate and government accounts, specializing in LAN/WAN connectivity.

          * Top producing salesperson, consistently exceeding monthly corporate sales goals.

          * 80% repeat/referral sales ratio for clients requiring solution-oriented hardware, software and networking products.

          * Co-developed a Management by Objective reward and compensation package.


FORMAL          BACHELOR OF ARTS                    COLORADO STATE UNIVERSITY
EDUCATION       BUSINESS MANAGEMENT                                 MAY 1989

LANGUAGES       English                                                Native
                Japanese                                         Intermediate
                Spanish                                          Intermediate

PROFESSIONAL   MEMBER OF THE PROJECT MANAGEMENT INSTITUTE
ASSOCIATIONS   DISABLED SKIERS ASSOCIATION
               NATIONAL ABILITY CENTER
               WORLD FUTURE SOCIETY
               TOASTMASTERS INTERNATIONAL

                       PATRICK A. SEYMOUR
                        RESUME ADDENDUM

PROFESSIONAL
EDUCATION

               MANUFACTURER TRAINING & PRODUCT AUTHORIZATION

          * IBM, Compaq, Apple, Epson, Hewlett-Packard, NEC, Microsoft, Lotus, Sybase

PROFESSIONAL DEVELOPMENT COURSES

          *    Executive Management Summit                     August 2002
          *    Legal & Ethical Considerations for Mgmt.
                  Professionals                                 October 2000
          *    Solution Selling                                February 2000
          *    Lotus A.V.M. Training                           February 1998
          *    J.A.D. Methodology and Facilitation Course        August 1996
          *    Lotus Notes Technical User Certification            June 1995
          *    Microsoft Windows for Workgroups & Windows NT   November 1993
          *    Participative Management & Team Building         January 1993
          *    Train-the-Trainer Workshop                       October 1992
          *    International Team Building & Inter-cultural
                Communication                                      July 1992
          *    Strategies for Inter-cultural
                  Communication Training                           June 1992
          *    Training for Global Organizational Development       May 1992
          *    Selling to Major Accounts                        October 1990
          *    IBM, Compaq, SCO Xenix                            August 1990
          *    Executive Communications                             May 1990
          *    Novell Netware 386 Gold Authorization              April 1990

PROFESSIONAL   TOOLS FOR NAVIGATING THE           AUGUST 1994, NOVEMBER 1993
PRESENTATIONS  INTERNET

               Seminar for University of British Columbia's faculty and staff on Internet navigation strategies.

               MICROSOFT WINDOWS FOR WORKGROUPS                   MARCH 1993

               Speech and demonstration conducted at the request of Microsoft Japan to 350 corporate M.I.S. directors for the introduction of Microsoft's networking product in Tokyo, Japan.

               PARTICIPATIVE MANAGEMENT AND TEAM BUILDING      FEBRUARY 1993

               Workshop presented to LINC Computer, Inc. and LINC Japan,
               Inc.

               MICROSOFT WINDOWS 3.1 AND EXCEL 4.0                 JUNE 1992

               Speech and Demonstration conducted at the request of Microsoft Japan to approximately 200 corporate M.I.S. Directors in Tokyo, for the introduction of Microsoft's latest releases.

               INTER-CULTURAL COMMUNICATION                       MARCH 1992

               Workshop presented to LINC Computer, Inc. and LINC Japan,
               Inc.